                                                                     EXHIBIT 4.2


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                            USX CORPORATION, Issuer

                                      and

                    PNC Bank, National Association, Trustee

                                ----------------

                                   INDENTURE
                           Dated as of March 15, 1993

                                ----------------


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



  Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939.



         Trust Indenture                                     Indenture
           Act Section                                        Section
         ---------------                                     ---------
         (S)310(a)(1)                                            7.09
                  (2)                                            7.09
                  (3)                                           NA
                  (4)                                           NA
                  (5)                                            7.09
               (b)                                               7.08, 7.10(b)
               (c)                                              NA
         (S)311(a)                                               7.13
               (b)                                               7.13
               (c)                                              NA
         (S)312(a)                                               5.01, 5.02(a)
               (b)                                               5.02(b)
               (c)                                               5.02(c)
         (S)313(a)                                               5.04
               (b)(1)                                           NA
               (b)(2)                                            5.03(a)
               (c)                                               5.03(a), 5.04
               (d)                                               5.03(b)
         (S)314(a)(1)                                            5.04
               (a)(2)                                            5.04
               (a)(3)                                            5.04
               (a)(4)                                            5.04
               (b)                                              NA
               (c)(1)                                           14.04
                  (2)                                           14.04
                  (3)                                           NA
               (d)                                              NA
               (e)                                              14.04
               (f)                                              NA
         (S)315(a)                                               7.01, 7.02
               (b)                                               6.07
               (c)                                               7.01
               (d)(1)                                            7.01
               (d)(2)                                            7.01, 7.02
               (d)(3)                                            7.01, 7.02
               (e)                                               6.08
         (S)316(a)(1)                                            6.06
                  (2)                                           NA
               (b)                                               6.04
               (c)                                              14.05
         (S)317(a)(1)                                            6.02
               (a)(2)                                            6.02
               (b)                                               4.05
         (S)318(a)                                              14.07
               (b)                                              14.07
               (c)                                               1.01

                               TABLE OF CONTENTS*


                                                                            PAGE
                                                                            ----

 Parties...................................................................   1
 Recitals..................................................................   1

                                  ARTICLE ONE

                                  Definitions

 Section  1.01. Certain terms defined.....................................    1
                Board of Directors........................................    1
                Business Day..............................................    1
                Change in Control.........................................    2
                Change in Control Purchase Date...........................    2
                Change in Control Purchase Price..........................    2
                Company...................................................    2
                Consolidated Net Tangible Assets..........................    2
                Debt Security or Debt Securities; outstanding.............    2
                Debt Security registrar...................................    3
                Defaulted Interest........................................    3
                Depositary................................................    4
                Establishment Action......................................    4
                Event of Default..........................................    4
                Global Security or Global Securities......................    4
                Government Obligations....................................    4
                Holder....................................................    5
                Indenture.................................................    5
                Interest Payment Date.....................................    5
                Issuing Agent.............................................    5
                Maturity..................................................    5
                Officers' Certificate.....................................    5
                Opinion of Counsel........................................    6
                Original Issue Discount Security..........................    6
                Paying Agent..............................................    6
                Person....................................................    6
                Principal office of the Trustee...........................    6
                Regular Record Date.......................................    6
                Responsible officer.......................................    6
                Series....................................................    7
                Special Record Date.......................................    7
                Stated Maturity...........................................    7
                Subsidiary................................................    7
                Trust Indenture Act.......................................    7

--------
  *This Table of Contents is not part of the Indenture.

                                                                            PAGE
                                                                            ----

                Voting Power..............................................    7
                Voting Stock..............................................    7

                                  ARTICLE TWO

           Issue, Execution, Transfer and Exchange of Debt Securities

 Section  2.01. Authentication and delivery of Debt Securities............    8
 Section  2.02. Creation of a Series of Debt Securities...................    8
 Section  2.03. Form of Debt Securities and Trustee's Certificate.........    9
 Section  2.04. Additional provisions required in Global Security.........   17
 Section  2.05. Date of Debt Securities and Record Dates..................   17
 Section  2.06. Execution of Debt Securities..............................   18
 Section  2.07. Interest..................................................   18
 Section  2.08. Exchanges and transfers of Debt Securities................   19
 Section  2.09. Mutilated, destroyed, lost or stolen Debt Securities......   20
 Section  2.10. Cancellation of surrendered Debt Securities...............   21
 Section  2.11. Temporary Certificates....................................   21

                                 ARTICLE THREE

                         Redemption of Debt Securities

 Section  3.01. Redemption by Series......................................   22
                Redemption at option of Company...........................   22
 Section  3.02. Mailing of notice of redemption...........................   22
                Form of notice of redemption..............................   22
                Company to deposit funds on or prior to
                  redemption date.........................................   23
                Selection of Debt Securities in case
                  less than all to be redeemed............................   23
 Section  3.03. When Debt Securities called for redemption
                  become due and payable; redemption
                  of Debt Securities in part..............................   23

                                  ARTICLE FOUR

                      Particular Covenants of the Company

 Section  4.01. Payment of principal of, premium (if any)
                  and interest on Debt Securities.........................   24
 Section  4.02. Maintenance of offices or agencies for transfer,
                  exchange and payment of Debt Securities.................   24
 Section  4.03. Not to mortgage certain properties
                  in the United States without securing
                  Debt Securities ratably.................................   25
 Section  4.04. Covenants affecting sales and lease back
                  of certain properties in the United States..............   26

                                                                           PAGE
                                                                           ----

 Section  4.05. (a) Duties of Paying Agent...............................   27
                (b) Company as Paying Agent..............................   27
                (c) Turnover to Trustee by Paying Agent
                    or Company...........................................   27
                (d) Holding sums in trust................................   28
 Section  4.06. Annual review certificate................................   28
 Section  4.07. Purchase of Debt Securities at Option of the Holder
                  upon Change in Control.................................   28
 Section  4.08. Effect of Change in Control Purchase Notice..............   31
 Section  4.09. Deposit of Change in Control Purchase Price..............   32

                                  ARTICLE FIVE

             Debt Securityholders' List and Reports by the Company
                                and the Trustee

 Section  5.01. Company to furnish Trustee information as to
                  names and addresses of Debt Securityholders............   32
 Section  5.02. (a) Trustee to preserve information as to names
                    and addresses of Debt Securityholders................   32
                    Trustee may destroy list of Debt Securityholders
                    on certain conditions................................   32
                (b) Trustee to make information as to names and
                    addresses of Debt Securityholders available to "applicants" or mail communications to Debt
                    Securityholders in certain circumstances.............   33
                    Procedure if Trustee elects not to make
                    information available to "applicants"................   33
                (c) Company and Trustee not accountable for
                    disclosure of information............................   33
 Section  5.03. Reports by Company:
                (a) Annual and other reports to be filed by
                    Company with Trustee.................................   33
                (b) Additional Information and reports to be filed
                    with Trustee and Securities and Exchange
                    Commission...........................................   33
 Section  5.04. Reports by Trustee:
                Copies of reports to be filed with stock
                  exchanges and the Securities and Exchange
                  Commission.............................................   33

                                                                          PAGE
                                                                          ----

                                  ARTICLE SIX

                              Remedies on Default


 Section  6.01. Events of Default defined...............................   33
                Acceleration of maturity upon Event of Default..........   33
                Waiver of default and rescission of declaration
                  of maturity...........................................   36
 Section  6.02. Covenant of Company to pay to Trustee whole
                  amount due on Debt Securities on default in
                  payment of interest or principal......................   36
                Trustee may recover judgment for whole amount
                  due on Debt Securities on failure of Company
                  to pay................................................   36
                Trustee may file proof of debt in bankruptcy,
                  etc. proceedings......................................   37
                Rights of action and of asserting claims may be
                  enforced by Trustee without possession of Debt
                  Securities............................................   37
                Trustee may enforce rights vested in it by Indenture
                  by appropriate judicial proceedings...................   37
 Section  6.03. Application of moneys collected by Trustee..............   37
 Section  6.04. Limitation on suits by holders of Debt Securities.......   38
                Rights of holders not otherwise impaired................   39
 Section  6.05. Remedies cumulative; delay or omission in
                  exercise of rights not a waiver of default............   39
 Section  6.06. Rights of holders of majority in amount of Debt
                  Securities to direct Trustee or waive defaults........   39
 Section  6.07. Trustee to give notice of default, but may withhold
                  in certain circumstances..............................   40
 Section  6.08. Right of court to require undertaking to pay costs......   40

                                 ARTICLE SEVEN

                             Concerning the Trustee

 Section  7.01. Duties and Responsibilities of the Trustee shall be as
                  provided in the Trust Indenture Act...................   41
 Section  7.02. Except as otherwise provided in Section 7.01:
                (a) Trustee may rely on documents believed
                    genuine and properly signed or presented............   41

                                                                           PAGE
                                                                           ----

                (b) Sufficient evidence by certain instruments
                    provided for.........................................   41
                (c) Trustee may act on Opinion of Counsel................   41
                (d) Trustee may require indemnity from
                    noteholders..........................................   41
                (e) Trustee not liable for actions in good
                    faith believed to be authorized......................   42
 Section  7.03. Trustee not liable for recitals in Indenture
                  or in Debt Securities..................................   42
                No representations by Trustee as to validity
                  of Indenture or the Debt Securities....................   42
                Trustee not accountable for use of Debt
                  Securities or proceeds.................................   42
 Section  7.04. Trustee, Paying Agent or Debt Security registrar may become owner or pledgee
                  of Debt Securities.....................................   42
 Section  7.05. Money received by Trustee to be held in trust
                  without interest.......................................   42
 Section  7.06. Compensation and reimbursement of Trustee................   42
 Section  7.07. Right of Trustee to rely on Officers' Certificate
                  where no other evidence specifically prescribed........   43
 Section  7.08. Trustee acquiring conflicting interest to
                  eliminate conflict or resign...........................   43
 Section  7.09. Requirements for eligibility of Trustee..................   45
 Section  7.10. (a) Resignation of Trustee...............................   46
                (b) Removal of Trustee by Company or by
                    court on noteholder's application....................   46
                (c) Removal of Trustee by holders of majority in
                    amount of Debt Securities............................   47
                (d) Time when resignation or removal of Trustee
                    effective............................................   47
 Section  7.11. Acceptance by successor to Trustee.......................   47
                Notice of succession of a trustee........................   48
 Section  7.12. Successor to Trustee by merger, consolidation or
                  succession to business.................................   48
 Section  7.13. The Trustee as a creditor................................   48
 Section  7.14. Authenticating Agents....................................   48

                                                                           PAGE
                                                                           ----

                                 ARTICLE EIGHT

                      Concerning the Debt Securityholders


 Section  8.01. Evidence of action by Debt Securityholders...............   51
 Section  8.02. Proof of execution of instruments and of holding
                  of Debt Securities.....................................   51
 Section  8.03. Who may be deemed owners of Debt Securities..............   52
 Section  8.04. Debt Securities owned by the Company or
                  controlled or controlling companies deemed
                  not outstanding for certain purposes...................   52
 Section  8.05. Right of revocation of action taken......................   53

                                  ARTICLE NINE

                     Meetings of Holders of Debt Securities

 Section  9.01. Purposes for which meetings may be called................   53
 Section  9.02. Call of meetings by Trustee..............................   54
 Section  9.03. Call of meetings by Company or
                  Debt Securityholders...................................   54
 Section  9.04. Who may vote at meetings.................................   54
 Section  9.05. Regulations may be made by Trustee; conduct of
                  the meeting; voting rights; adjournment................   55
 Section  9.06. Manner of voting at meetings and record to be kept.......   56
 Section  9.07. Rights of Trustee or Debt Securityholders
                  not delayed............................................   56

                                  ARTICLE TEN

                           Modification of Indenture;
                            Supplemental Indentures

 Section 10.01. Purposes for which Indenture may be modified or supplemental indentures may be entered into without
                  consent of Debt Securityholders........................   56
 Section 10.02. Modification of Indenture with consent of holders
                  of 66 2/3% in amount of Debt Securities................   58
 Section 10.03. Effect of supplemental indentures........................   59
                Opinion of Counsel to Trustee............................   59
 Section 10.04. Debt Securities may bear notation of changes by
                  supplemental indentures................................   59

                                                                           PAGE
                                                                           ----

                                 ARTICLE ELEVEN

                   Consolidation, Merger, Sale or Conveyance


 Section 11.01. Covenant not to merge, consolidate, sell or convey
                  property except under certain conditions...............   60
 Section 11.02. Rights and duties of successor corporation...............   60
                Appropriate changes may be made in form
                  of Debt Securities.....................................   61
 Section 11.03. Covenant to secure Debt Securities.......................   61
 Section 11.04. Opinion of Counsel to Trustee............................   61

                                 ARTICLE TWELVE

           Satisfaction and Discharge of Indenture; Unclaimed Moneys

 Section 12.01. Satisfaction and discharge of Indenture..................   61
 Section 12.02. Defeasance...............................................   62
 Section 12.03. Application by Trustee of funds deposited for
                  payment of Debt Securities.............................   66
 Section 12.04. Repayment of moneys held by Paying Agent.................   67
 Section 12.05. Return of moneys held by Trustee and Paying
                  Agent unclaimed for one year...........................   67

                                ARTICLE THIRTEEN

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

 Section 13.01. Incorporators, stockholders, officers and directors of Company exempt from individual
                  liability..............................................   67

                                ARTICLE FOURTEEN

                            Miscellaneous Provisions

 Section 14.01. Provisions of Indenture and Debt Securities for
                  the sole benefit of parties and noteholders............   68
 Section 14.02. Successors and assigns of Company and
                  bound by Indenture.....................................   68
 Section 14.03. Required notices or demands may be
                  served by mail.........................................   68
 Section 14.04. Officers' Certificate and Opinion of Counsel
                  to be furnished upon applications or
                  demands by the Company.................................   68

                                                                           PAGE
                                                                           ----

                Statements to be included in each certificate
                  or opinion with respect to compliance with a
                  condition or covenant..................................   68
 Section 14.05. Setting the Record Date to determine Holders
                  of Debt Securities.....................................   69
 Section 14.06. Payments due on Sundays and holidays.....................   69
 Section 14.07. Provisions required by Trust Indenture
                  Act of 1939 to control.................................   69
 Section 14.08. Governing law............................................   69
 Section 14.09. Indenture may be executed in counterparts................   70
 Section 14.10. Separability.............................................   70
 Acceptance of Trust by Trustee...........................................  70
 Testimonium..............................................................  70
 Signatures and Seals.....................................................  70
 Acknowledgments..........................................................  71

  THIS INDENTURE, dated as of the fifteenth of March, 1993, between USX Corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), and PNC Bank, National Association, a corporation duly organized and existing under the laws of the United States of America (hereinafter sometimes called the "Trustee"):

                                  Witnesseth:

  Whereas, the Company desires to enter into an indenture with a trustee pursuant to which it may issue one or more Series of debt securities (each of which Series hereinafter sometimes called a "Series of Debt Securities" with the individual debt securities comprising a Series of Debt Securities hereinafter sometimes called the "Debt Securities"); and

  In order to declare the terms and conditions upon which the Debt Securities are authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Debt Securities by the holders thereof and of the sum of one dollar to the Company duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective holders from time to time of the Debt Securities, as follows:

                                  ARTICLE ONE

                                  Definitions

  Section 1.01. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01.

Board of Directors:

  The term "Board of Directors" when used with reference to the Company shall mean the Board of Directors of the Company or any other committee of the Board of Directors of the Company acting pursuant to authority delegated to such committee by the Board of Directors.

Business Day:

  The term "Business Day" shall mean each day of the year on which banking institutions are not required or authorized to close in the City of Pittsburgh, Pennsylvania or New York, New York.

Change in Control:

  The term "Change in Control" shall have the meaning assigned to it in Section 4.07(a).

Change in Control Purchase Date:

  The term "Change in Control Purchase Date" shall have the meaning assigned to it in Section 4.07(a).

Change in Control Purchase Price:

  The term "Change in Control Purchase Price" shall have the meaning assigned to it in Section 4.07(a).

Company:

  The term "Company" shall mean USX Corporation, a Delaware corporation, and, subject to the provisions of Article Eleven, shall include its successors and assigns.

Consolidated Net Tangible Assets:

  The term "Consolidated Net Tangible Assets" shall mean the aggregate value of all assets of the Company and its subsidiaries after deducting therefrom (a) all current liabilities (excluding all long-term debt due within one year), (b) all investments in unconsolidated subsidiaries and all investments accounted for on the equity basis and (c) all goodwill, patent and trademarks, unamortized debt discount and other similar intangibles (all determined in conformity with generally accepted accounting principles and calculated on a basis consistent with the Company's most recent audited consolidated financial statements).

Debt Security or Debt Securities; outstanding:

  The term "Debt Security" or "Debt Securities" shall mean any Debt Security or Debt Securities, as the case may be, which are part of a Series of Debt Securities authorized pursuant to an Establishment Action and authenticated and delivered under this Indenture.

  The term "outstanding", when used with reference to Debt Securities, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee under this Indenture, except

    (a) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

    (b) Debt Securities in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08, unless, in the case of allegedly stolen, lost or destroyed Debt Securities, proof satisfactory to the Company and the Trustee is furnished that any such Debt Securities are held by a bona fide purchaser; and

    (c) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that if such Debt Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Article Three or provision satisfactory to the Trustee shall have been made for giving such notice.

In determining whether the holders of the requisite principal amount of outstanding Debt Securities of any or all Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 and the principal amount of a Debt Security denominated in a foreign currency or currencies that shall be deemed to be outstanding for such purposes shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by
Section 2.02, on the date of original issuance of such Debt Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Debt Security of the amount determined as provided above) of such Debt Security.

Debt Security registrar:

  The term "Debt Security registrar" with respect to a particular Series of Debt Security shall mean the Trustee, or any other party serving in such capacity with the Trustee's consent.

Defaulted Interest:

  The term "Defaulted Interest" shall have the meaning specified in Section
2.05.

Depositary:

  The term "Depositary" shall mean, with respect to Debt Securities of any Series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Securities Exchange Act of 1934, as amended, that is designated to act as Depositary for such Debt Securities as contemplated by Section 2.02.

Establishment Action:

  The term "Establishment Action" shall mean a resolution of the Company's Board of Directors establishing a Series of Debt Securities and authorizing the issuance of any Debt Security or a resolution or action by a committee, officer or employee of the Company, if the Board of Directors of the Company has delegated to such committee, officer or employee the power to establish a Series of Debt Securities or to authorize the issuance of any Debt Security.

Event of Default:

  The term "Event of Default" shall have the meaning specified in Section 6.01.


Global Security or Global Securities:

  The term "Global Security" or "Global Securities" shall mean a Debt Security or Securities, as the case may be, in the form prescribed in Section 2.04 evidencing all or part of a Series of Debt Securities, issued to the Depositary for such Series or its nominee, and registered in the name of such Depositary or nominee.

Government Obligations:

  The term "Government Obligations" shall mean securities that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America.

                                       5
Holder:

  The term "holder", "holder of Debt Securities" or "Debt Securityholder" shall mean the Person or Persons in whose name or names the particular Debt Security shall at the time be registered upon the books of the Company.

Indenture:

  The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, including, for all purposes of this instrument and any supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular Series of Debt Securities established as contemplated by Section 2.02.

Interest Payment Date:

  The term "Interest Payment Date", when used with respect to any Debt Security, shall mean the Stated Maturity of an installment of interest on such Debt Security.

Issuing Agent:

  The term "Issuing Agent" shall mean the agent, if any, appointed and acting pursuant to Section 7.14.

Maturity:

  The term "Maturity", when used with respect to any Debt Security, shall mean the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Officers' Certificate:

  The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, President or any Vice President and by the Treasurer or any Assistant Treasurer or the Comptroller or any Assistant Comptroller or the Secretary or any Assistant Secretary of the Company, as the case may be. Each such certificate shall include the statements provided for in Section 14.04 if and to the extent required by the provisions of such Section. One of the officers signing an Officers' Certificate given pursuant to Section 4.06 shall be the principal executive, financial or accounting officer of the Company.

Opinion of Counsel:

  The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 14.04 if and to the extent required by the provisions of such Section.

Original Issue Discount Security:

  The term "Original Issue Discount Security" shall mean any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.01.

Paying Agent:

  The term "Paying Agent" shall mean the Company or any other Person designated as such by the Company as provided for in Section 4.05.

Person:

  The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal office of the Trustee:

  The term "principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

Regular Record Date:

  The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any Series shall mean the date specified for that purpose as contemplated by Section 2.02.

Responsible officer:

  The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the vice-chairman of the board of directors, the chairman of the executive committee, the vice-chairman of the executive committee, the chairman of the trust committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any second or assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to

                                       7
those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Series:

  The term "Series" or "Series of Debt Securities" shall mean a series or series of debt securities established pursuant to Section 2.02 and authenticated pursuant to this Indenture.

Special Record Date:

  The term "Special Record Date" for the payment of any Defaulted Interest shall mean a date fixed by the Trustee pursuant to Section 2.04.

Stated Maturity:

  The term "Stated Maturity", when used with respect to any Debt Security or any installment of principal thereof or interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of principal or interest is due and payable.

Subsidiary:

  The term "Subsidiary" of a Person shall mean any corporation of which such Person directly or indirectly owns or controls at the time, at least a majority of the outstanding stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of said corporation.

Trust Indenture Act:

  The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as in force at the date of this Indenture as originally executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

Voting Power:

  The term "Voting Power" shall mean the total voting power represented by all outstanding shares of all classes of Voting Stock.

Voting Stock:

  The term "Voting Stock" as applied to the stock of any corporation means stock of any class or classes (however designated) having ordinary voting power for the election of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

                                       8
                                  ARTICLE TWO

          Issue, Execution, Transfer and Exchange of Debt Securities

  Section 2.01. Each Series of Debt Securities shall be designated by a title established in an Establishment Action. The aggregate principal amount of Debt Securities that may be issued hereunder is unlimited. All Series of Debt Securities shall equally and ratably be entitled to the benefit of this Indenture except as may be provided in the Establishment Action or the supplemental Indenture relating to such Series.

  Section 2.02. At or prior to the issuance of a Series of Debt Securities such Series of Debt Securities shall be established by an Establishment Action. Such an Establishment Action shall establish (a) the title of the Series of Debt Securities (which shall distinguish the Series of the Debt Securities from any other Series); (b) any limit on the aggregate principal amount of the Series of Debt Securities so established; (c) the Person to whom any interest on a Debt Security of the Series shall be payable, if other than the person in whose name that Debt Security is registered at the close of business on the Regular Record Date for such interest; (d) the rates at which the Debt Securities shall bear interest (or the manner of calculation thereof), if any, the date or dates from which interest shall accrue, the Interest Payment Dates on which interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date; (e) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;
(f) if other than 100% of the principal amount thereof plus accrued interest, the Change in Control Purchase Price or Prices applicable to purchases of Debt Securities of the Series pursuant to Section 4.07; (g) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency (including any composite currency) in which payment of the principal (and premium, if any) and interest on the Debt Securities of the Series shall be denominated or payable and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "outstanding" in
Section 1.01; (h) redemption provisions, if any; (i) sinking fund provision, if any; (j) the denominations in which the Debt Securities of the Series may be issued; (k) the date and place of payment of principal, interest and premium, (if any); (l) whether Section 12.02 will apply to the Debt Securities of the Series; (m) any Events of Default in addition to those set forth in Section 6.01; (n) if and as applicable, that Debt Securities of the Series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Securities; (o) if the amount of payments of principal of or any

                                       9
premium or interest on any Debt Securities of the Series may be determined with reference to an index, the manner in which such amounts shall be determined; and
(p) any other provisions of such Series (which provisions shall not be inconsistent with the provisions of this Indenture except as permitted by
Section 10.01(d)). The Company shall provide to the Trustee a copy of such an Establishment Action.

  Section 2.03. The Debt Securities of each Series shall be in substantially the form set forth in this Section 2.03, or in such other form as shall be established by or pursuant to an Establishment Action or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of the Debt Securities. If the form of Debt Securities of any Series is established by an Establishment Action, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the authorization order contemplated by Section 2.04 for the authentication and delivery of such Debt Securities.

  The Trustee's certificates of authentication shall be in substantially the form set forth in this Section 2.03.

  All Debt Securities comprising a Series of Debt Securities shall be substantially identical except as to denominations, unless otherwise provided for in the Establishment Action creating such a Series of Debt Securities.

  The definitive Debt Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

                        [FORM OF FACE OF DEBT SECURITY]

  [If applicable, insert the following legend or such other legend as may be required by the Internal Revenue Code or the regulations thereunder--For purposes of Sections 1272, 1273 and 1275 of the United States Internal Revenue Code of 1986, as amended, the amount of original issue discount on this security
is    % of its principal amount, the issue date is         , 19 [,] [and] the
yield to maturity is % [, the method used to determine the yield is and

                                      10
the amount of original issue discount applicable to the short accrual period
of       , 19 , to       , 19  is  % of the principal amount of this securi-
ty].]

                                USX CORPORATION
                         [Insert title of the Series]

No.                                                                       $

  USX Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
          , or registered assigns, the principal sum of Dollars on
[If the Security is to bear interest prior to Maturity, insert--, and to pay
interest thereon from                                       or from the most
recent Interest Payment Date to which interest has been paid or duly provided
for, semi-annually on              and          in each year, commencing       ,
at the rate of    % per annum, until the principal hereof is paid or made
available for payment [If applicable, insert--, and (to the extent that the
payment of such interest shall be legally enforceable) at the rate of    % per
annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the
Regular Record Date for such interest, which shall be the         or        ,
as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Securities of this Series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear
interest at the rate of    % per annum (to the extent that the payment of such
interest shall be

                                      11
legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear
interest at the rate of    % per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

  Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency
of the Company maintained for that purpose in                            ,
in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security register].

  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

  In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                 USX CORPORATION

                                       By.....................................

Attest:

                      [FORM OF REVERSE OF DEBT SECURITY]

  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more Series under an Indenture, dated as of March 15, 1993 (herein called the "Indenture"), between the Company and PNC Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof [, limited in aggregate principal
amount to $          ].

  [If applicable, insert--The Securities of this Series are subject to redemption upon not less than 30 days' notice by mail, [If applicable,
insert--(1)      on in any year commencing with the year      and ending with
the year      through operation of the sinking fund for this Series at a redemption price equal to 100% of the principal amount, and (2)] at any time
[on or after      , 19  ], as a whole or in part, at the election of the
Company, at the following redemption prices (expressed as percentages of the
principal amount): If redeemed [on or before         ,  %, and if redeemed]
during the 12-month period beginning          of the years indicated,



                      REDEMPTION                                  REDEMPTION
      YEAR              PRICE                 YEAR                  PRICE
      ----            ----------              -----               ----------






and thereafter at a redemption price equal to % of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise) with accrued interest to the redemption date, but interest installments whose Stated Maturity is on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture].

  [If applicable, insert--The Securities of this Series are subject to redemption upon not less than 30 days' notice by mail, (1) on
in any year commencing with the year              and ending with the year
through operation of the sinking fund for this Series at the redemption prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time
[If applicable, insert--on or after           ], as a whole or in part, at the
election of the Company, at the redemption prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period
beginning           of the years indicated,



                   REDEMPTION PRICE
                    FOR REDEMPTION              REDEMPTION PRICE FOR
                   THROUGH OPERATION             REDEMPTION OTHERWISE
                        OF THE                  THAN THROUGH OPERATION
      YEAR           SINKING FUND                OF THE SINKING FUND
      -----       ------------------           -----------------------







and thereafter at a redemption price equal to    % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the redemption date, but interest installments whose Stated Maturity is on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

  [If applicable, insert--The sinking fund for this Series provides for the
redemption on                     in each year beginning with the year      and
ending with the year           of [If applicable, insert--not less than $
("mandatory sinking fund") and not more than] $           aggregate principal
amount of Securities of this Series. Securities of this Series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund pay-

                                      14
ments otherwise required to be made to be applied in such order as the Company shall specify to the Trustee.]

  [If the Security is subject to redemption of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.]

  [If applicable, insert--The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain covenants (including the Company's covenant to purchase this Security at the option of the holder hereof in the event of a Change in Control) and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

  In the event of a Change in Control and subject to and upon compliance with the terms and conditions of the Indenture, each holder of Securities of this Series will have the right, at that holder's election made on or prior to the Change in Control Purchase Date with respect to such Change in Control, to require the Company to become obligated to purchase all of that holder's Securities on the later of the Change in Control Purchase Date and the time of delivery of this Security at a Change in Control Purchase Price equal to [100% of the principal amount thereof, together with accrued interest to the Change in Control Purchase Date, except that interest installments due prior to the Change in Control Purchase Date will be payable to the holders of record at the close of business on the relevant Record Dates referred to on the face hereof] [if different price applies, insert description], all as provided in the Indenture.

  [If the Security is not an Original Issue Discount Security,--If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture].

  [If the Security is an Original Issue Discount Security,--If an Event of Default with respect to Securities of this Series shall occur and be continuing, an amount of principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this Series shall terminate].

  The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the holders of the Securities in regard to matters including, without limitation, the following: (a) to evidence the succession of another corporation to the Company; (b) to add to the covenants of the Company further covenants, restrictions, conditions or provisions; (c) to cure any ambiguity in, or to correct or supplement any provision of, the Indenture as shall not adversely affect the interests of the holders of the Securities; (d) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Debt Securities thereunder, under certain conditions specified therein; (e) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; (f) to evidence the appointment of a successor Trustee; and
(g) to establish additional Series of Securities which may be issued pursuant to the Indenture. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities of each Series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of 66-2/3% in principal amount of the Securities at the time outstanding of each Series to be affected. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the holders of all Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Security shall be conclusive and binding upon such holder and upon all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

  As provided in and subject to the provisions of the Indenture, the holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the holders of not less than 25% in principal amount of the Securities of this Series then outstanding shall have made written request upon the Trustee to institute such proceeding as trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the holders of a majority in principal amount of Securities of this Series at the time outstanding a direction inconsistent with such request, and shall have failed to institute such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein or, subject to compliance with the Indenture, the Change in Control Purchase Price on or after the date as and when the same shall become due and payable pursuant to Section 4.07 of the Indenture.

  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Debt Security register, upon surrender of this Security for registration or transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

  The Securities of this Series are issuable only in registered form without
coupons in denominations of $       and any integral multiple thereof. As
provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

  This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

                                       PNC Bank, National Association
                                       as Trustee

                                       By.....................................
                                                            Authorized Officer

  Section 2.04. Any Global Security issued hereunder shall, in addition to the provisions contained in Section 2.03, bear a legend in substantially the following form:

    This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

  Section 2.05. The Debt Securities shall be issuable in registered form without coupons, unless otherwise set forth in the Establishment Action, and shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee. The authorization of the issuance of any Debt Security shall be evidenced by the execution by the Company of an authorization order authorizing the Trustee or any Issuing Agent to authenticate and deliver such Debt Security. Any such authorization order shall be signed on behalf of the Company by any officer or employee authorized in the Establishment Action or in any other manner authorized by the Board of Directors, from time to time.

  Every Debt Security shall be dated the date of its authentication. The Persons in whose names Debt Securities are registered at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of any Debt Security upon any exchange or registration of transfer subsequent to the Regular Record Date and prior to such Interest Payment Date; provided, however, that, if and to the extent the Company shall default in the payment of the interest on any Debt Securities of any Series due on such Interest Payment Date (herein called "Defaulted

Interest"), such Defaulted Interest shall be paid to the Persons in whose names such outstanding Debt Securities (or their respective predecessor Debt Securities) are registered on a Special Record Date established by notice given by mail by or on behalf of the Company to the holders of such Debt Securities not less than fifteen days preceding such Special Record Date, such Special Record Date to be not less than five days prior to the date of payment of such Defaulted Interest. If any Regular Record Date or Special Record Date shall be a day on which banking institutions in The City of New York are authorized by law to close or the office or agency of the Company at which the Debt Security register is maintained is in fact closed, the Regular Record Date or Special Record Date shall be the next preceding day which shall not be a day on which such banking institutions are so authorized to close or such office is in fact closed.

  Section 2.06. The Debt Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors, President, a Vice Chairman of the Board of Directors or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Debt Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities.

  Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form approved in the Establishment Action, executed by the Trustee or the Issuing Agent by manual signature of one of its authorized officers or employees, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

  In case any officer of the Company who shall have signed any Debt Security shall cease to be such officer before the Debt Security so signed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Debt Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debt Security had not ceased to be such officer of the Company.

  Section 2.07. Any interest which is payable shall be payable on the date or dates established in the Establishment Action and upon the maturity of each Debt Security commencing on the first such date, which is more than 15 days after the date of original issue of the Debt Security. Except as otherwise specified in any Establishment Action or supplemental indenture, interest shall be calculated on a basis of a 360 day year consisting of 12 months of 30 days each.

  Section 2.08. Any Debt Security or Debt Securities may be exchanged for a Debt Security or Debt Securities of other authorized denominations of the same Series of Debt Securities, in an equal aggregate principal amount with the same issuance date, maturity date, interest rate and other terms as the Debt Security or Debt Securities surrendered or exchanged. Debt Securities to be exchanged shall be surrendered at the designated office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or, if so provided in the Establishment Action, at the office or agency of the Company in the City of Pittsburgh, Commonwealth of Pennsylvania, as provided in Section 4.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Debt Security or Debt Securities which the holder making the exchange shall be entitled to receive.

  The Company shall keep, at said office or agency in The City of New York or, if authorized in the Establishment Action at its option in the City of Pittsburgh, a register or registers (herein sometimes called the "Debt Security register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Debt Securities and the transfer of Debt Securities as provided in this Article Two. The Debt Security register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Debt Security register shall be open for inspection by the Trustee. Upon the presentation for registration of transfer of any Debt Security at such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debt Security or Debt Securities of the same Series in authorized denominations, of like tenor and for a like aggregate principal amount.

  All Debt Securities presented or surrendered for exchange, registration of transfer, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the registered holder or his attorney duly authorized in writing.

  No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

  If Debt Securities of any Series are subject to optional redemption the Company shall not be required to exchange or register a transfer of (a) any Debt Security of such Series for a period of fifteen days next preceding the mailing of any notice of redemption, or (b) any Debt Security selected, called or being called for redemption except, in the case of any Debt Security to be redeemed in part, the portion thereof not so to be redeemed.

  Notwithstanding the foregoing, any Global Security of a Series shall be exchangeable pursuant to this Section 2.08 for Debt Securities of such Series registered in the names of Persons other than the Depositary for such Global Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a written order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Debt Securities of such Series. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Debt Securities registered in such names as the Depositary shall direct.

  Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

  Section 2.09. In case any Debt Securities shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Debt Security shall, and in the case of a lost, stolen or destroyed Debt Security may in its discretion, execute, and upon the Company's request the Trustee shall authenticate and deliver, a new Debt Security of the same Series and of like tenor, bearing a number not contemporaneously outstanding, in substitution for the Debt Security so mutilated, destroyed, lost or stolen. In every case the applicant for a substitute Debt Security shall furnish such security or indemnity as may be required by the Company and the Trustee to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish evidence of the destruction, loss or theft of such Debt Security and of the ownership thereof satisfactory to the Company and the Trustee. The Trustee shall authenticate any such substitute Debt Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substitute Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to mature or has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish such security or indemnity as the Company and the Trustee may require to save each of them harmless and, in case of destruction, loss or theft, evidence of the destruction, loss or theft of such Debt Security and of the ownership thereof satisfactory to the Company and the Trustee.

  Every substitute Debt Security issued pursuant to the provisions of this
Section 2.09 by virtue of the fact that any Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities duly issued hereunder. All Debt Securities shall be held and owned upon the express condition (to the extent lawful) that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

  Section 2.10. All Debt Securities surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent, be surrendered to the Trustee or Debt Security registrar for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. When and as requested by the Company, the Trustee shall deliver to the Company cancelled Debt Securities held by the Trustee or destroy cancelled Debt Securities held by the Trustee and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are delivered to the Trustee for cancellation.

  Section 2.11. Pending the preparation of definitive Debt Securities, the Company may execute and the Trustee shall authenticate and deliver temporary Debt Securities (printed or lithographed). Temporary Debt Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Debt Securities but with such omissions, insertions and varia-tions as may be appropriate for temporary Debt Securities, all as may be determined by the Company. Every such temporary Debt Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debt Securities. Without unreasonable delay the Company shall execute such definitive Debt Securities for such temporary Debt Securities as it may have issued and thereupon such temporary Debt Securities may be surrendered at any designated office or agency of the Company and the Trustee shall authenticate and deliver in exchange for such temporary Debt Securities without charge an equal aggregate principal amount of definitive Debt Securities of the same Series and of like tenor of authorized denominations. Until so exchanged the temporary Debt Securities shall be entitled to the same benefits under this Indenture as definitive Debt Securities.

                                 ARTICLE THREE

                         Redemption of Debt Securities

  Section 3.01. Any Series of Debt Securities may be redeemed by the Company to the extent authorized in the Establishment Action establishing such Series of Debt Securities. The Company may call for redemption one or more Series of Debt Securities in whole or in part but in such event shall not be required to call for redemption any other Series of Debt Securities or two or more Series of Debt Securities pro rata.

  Section 3.02. Notice of redemption shall be given by mail, at least thirty and not more than sixty days prior to the date fixed for redemption, to the holders of Debt Securities to be redeemed in whole or in part, at their last addresses as they shall appear upon the Debt Security register. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debt Security shall not affect the validity of the proceedings for the redemption of any Debt Security held by any other holder.

  The notice of redemption to each holder of Debt Securities to be redeemed shall specify the Debt Securities held by such holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Debt Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of the same Series and of like tenor in principal amount equal to the unredeemed portion thereof will be issued.

  On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money equal to the redemption price of the Debt Securities or portions of the Debt Securities called for redemption, together with (unless the redemption date shall be an Interest Payment Date) accrued interest to the date fixed for redemption. If less than all the Debt Securities of a Series are to be redeemed, the Company will give the Trustee notice not less than forty-five days prior to the redemption date, or such lesser period as shall be satisfactory to the Trustee, as to the aggregate principal amount of Debt Securities to be redeemed.

  If less than all the Debt Securities of a Series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular Debt Securities or portions of Debt Securities of such Series to be redeemed or, if deemed appropriate by the Trustee, the principal amounts of Debt Securities of such Series held by holders thereof to be redeemed.

  Section 3.03. If notice of redemption has been given as above provided, the Debt Securities or portions of Debt Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment thereof at the redemption price, together with interest accrued to said date) interest on the Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of Debt Securities at a place of payment in said notice specified, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the redemption price, together with (unless the redemption date shall be an Interest Payment Date) interest accrued thereon to the date fixed for redemption.

  Any Debt Security which is to be redeemed only in part shall be surrendered at a place of payment (as specified pursuant to Section 3.02) therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Debt Security without service charge, a new Debt Security or Securities of the same Series and of like tenor, of any autho-rized denomination as requested by such holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered. If a Global Security is so surrendered, such new Debt Security so issued shall be a new Global Security.

                                 ARTICLE FOUR

                      Particular Covenants of the Company

  Section 4.01. The Company covenants and agrees for the benefit of each Series of Debt Securities that it will duly and punctually pay or cause to be paid the principal of (including any amount in respect of original issue discount) and premium, if any, and interest, if any, on each of the Debt Securities of such Series at the place, at the respective times and in the manner provided in the Debt Securities and this Indenture. The principal of, premium, and interest on the Debt Securities shall be payable only to or upon the written order of the holders thereof of record. Each installment of interest on the Debt Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Debt Securities entitled thereto as the names and addresses of such holders appear upon the Debt Security register.

  Section 4.02. As long as any of the Debt Securities remain outstanding, the Company will maintain, in the Borough of Manhattan, The City of New York, State of New York, an office or agency where the Debt Securities may be presented for exchange and registration of transfer as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Debt Securities or of this Indenture may be served, and also an office or offices or agency or agencies where the Debt Securities may be presented for payment. The Company will give to the Trustee notice of the location of such offices or agencies and of any change in the location thereof. In case the Company shall fail to maintain such offices or agencies or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Trustee.

  In addition to such required office or agency, the Company may also from time to time designate one or more other offices or agencies where the Debt Securities may be presented or surrendered for registration of transfer or exchange and one or more other such offices or agencies where the Debt Securities may be presented or surrendered for payment, and may from time to time rescind such designations, as it may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of the obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, State of New York, for such purposes.

  Section 4.03. If the Company or any Subsidiary of the Company shall mortgage, pledge, encumber, or subject to a lien (hereinafter to "Mortgage" or a "Mortgage", as the context may require) as security for any indebtedness for money borrowed (i) any blast furnace facility or raw steel producing facility, or rolling mills which are a part of a plant which includes such a facility, or
(ii) any property capable of producing oil or gas; and, which in either case, is located in the United States and is determined to be a principal property by the Board of Directors of the Company in its discretion, the Company will secure or will cause such Subsidiary to secure each Series of the Debt Securities equally and ratably with all indebtedness or obligations secured by the Mortgage then being given and with any other indebtedness of the Company or such Subsidiary then entitled thereto, provided, however, that this covenant shall not apply in the case of: (a) any Mortgage existing on the date of this Indenture (whether or not such Mortgage includes an after-acquired property provision); (b) any Mortgage, including a purchase money Mortgage, incurred in connection with the acquisition of any property (for purposes hereof the creation of any Mortgage within one hundred eighty (180) days after the acquisition or completion of construction of such property shall be deemed to be incurred in connection with the acquisition of such property), the assumption of any Mortgage previously existing on such acquired property or any Mortgage existing on the property of any corporation when such corporation becomes a Subsidiary of the Company; (c) any Mortgage on such property in favor of the United States of America, any State, or any agency, department, political subdivision or other instrumentality of either, to secure partial, progress or advance payments to the Company or any Subsidiary of the Company pursuant to the provisions of any contract or any statute; (d) any Mortgage on such property in favor of the United States of America, any State, or any agency, department, political subdivision or other instrumentality of either, to secure borrowings by the Company or any Subsidiary of the Company for the purchase or construction of the property Mortgaged; (e) any Mortgage in connection with a sale or other transfer of (I) oil or gas in place for a period of time or in an amount such that the purchaser will realize therefrom a specified amount of money or specified amount of minerals or (II) any interest in property of the character commonly referred to as an "oil payment" or "production payment"; (f) any Mortgage on any property arising in connection with or to secure all or any part of the cost of the repair, construction, improvement, alteration, exploration, development or drilling of such property or any portion thereof; (g) any Mortgage on any pipeline, gathering system, pumping or compressor station, pipeline storage facility, other pipeline facility, drilling equipment, drilling platform, drilling barge, any movable railway, marine or automotive equipment, gas plant, office building, storage tank, or warehouse facility, any of which is located on any property included under clause (ii) above; (h) any Mortgage on any equipment or other personal property used in connection with any property included under clause (ii) above; (i) any Mortgage on any property included under clause (ii) above arising in connection with the sale of accounts receivable resulting from the sale of oil or gas at the wellhead; or (j) any renewal of or substitution for any Mortgage permitted under the preceding clauses. Notwithstanding the foregoing restriction contained in this Section 4.03, the Company may and may permit its Subsidiaries to incur liens or grant Mortgages on property covered by the restriction above so long as the net book value of the property so encumbered together with all property subject to the restriction on sale and leasebacks contained in Section 4.04 does not at the time such lien or Mortgage is granted exceed five percent (5%) of Consolidated Net Tangible Assets.

  Section 4.04. The Company will not, nor will it permit any Subsidiary of the Company to, sell or transfer (i) any blast furnace facility or raw steel producing facility, or rolling mills which are a part of a plant which includes such a facility, or (ii) any property capable of producing oil or gas; which in either case is located in the United States and is determined to be a principal property by the Board of Directors of the Company in its discretion, with the intention of taking back a lease of such property, provided, however, this covenant shall not apply if (a) the lease is to a Subsidiary of the Company (or to the Company in the case of a Subsidiary), (b) the lease is for a temporary period by the end of which it is intended that the use of such property by the lessee will be discontinued; (c) the Company or a Subsidiary of the Company could, in accordance with Section 4.03, Mortgage such property without equally and ratably securing the Debt Securities; (d) the transfer is incident to or necessary to effect any operating, farm out, farm in, unitization, acreage exchange, acreage contributions, bottom hole or dry hole arrangements or pooling agreement or any other agreement of the same general nature relating to the acquisition, exploration, maintenance, development and operation of oil or gas properties in the ordinary course of business or as required by regulatory agencies having jurisdiction over the property; or (e) (A) the Company promptly informs the Trustee of such sale, (B) the net proceeds of such sale are at least equal to the fair value (as determined by resolution adopted by the Board of Directors of the Company) of such property and (C) the Company shall, and in any such case the Company covenants that it will, within one hundred and eighty
(180) days after such sale, apply an amount equal to the net proceeds of such sale to the retirement of debt of the Company, or of a Subsidiary of the Company in the case of property of such Subsidiary, maturing by its terms more than one
(1) year after the date on which it was originally incurred (herein called "funded debt"); provided that the amount to be applied to the retirement of funded debt of the Company or of a Subsidiary of the Company shall be reduced by the amount below if, within seventy-five (75) days after such sale, the Company shall deliver to the Trustee an Officers' Certificate (aa) stating that on a specified date after such sale the Company or a Subsidiary of the Company, as the case may be, voluntarily retired a specified principal amount of funded debt, (bb) stating that such retirement was not effected by payment at maturity or pursuant to any applicable mandatory sinking fund or prepayment provision (other than provisions requiring retirement of any funded debt of the Company or a Subsidiary of the Company, as the case may be, under the circumstances referred to in this Section 4.04), and (cc) stating the then optional redemption or prepayment price applicable to the funded debt so retired or, if there is no such price applicable, the amount applied by the Company or a Subsidiary of the Company, as the case may be, to the retirement of such funded debt.

  In the event of such a sale or transfer the Company shall deliver to the Trustee a certified copy of the resolution of the Board of Directors of the Company referred to in the parenthetical phrase contained in subclause (e)(B) of this Section 4.04 and an Officers' Certificate setting forth all material facts under this Section 4.04. For purposes of this Section 4.04 the term retirement of such funded debt shall include the "in substance defeasance" of such funded debt in accordance with then applicable accounting rules.

  Section 4.05. (a) Whenever the Company shall appoint a Paying Agent, other than the Trustee, for any Series of Debt Securities, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.05, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Debt Securities of that Series) in the making of any payment in respect of the Debt Securities of that Series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Debt Securities of that Series.

  (b) If the Company shall act as its own Paying Agent for any Series of Debt Securities it will, on or before each due date of the principal of or any premium or interest on such Series of Debt Securities, set aside, segregate and hold in trust for the benefit of the holders of such Debt Securities a sum sufficient to pay such principal, premium or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

  (c) Anything in this Section 4.05 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any Paying Agent hereunder as required by this Section 4.05, such sums to be held by the Trustee upon the trusts herein contained.

  (d) Anything in this Section 4.05 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.05 is subject to the provisions of Sections 12.04 and 12.05.

  Section 4.06. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

  Section 4.07. (a) If there shall have occurred a Change in Control, Debt Securities shall be purchased by the Company, at the option of the holder thereof, at a purchase price (the "Change in Control Purchase Price") equal to
(i) unless otherwise specified in the terms of such Debt Securities, one hundred percent (100%) of the principal amount thereof, together with accrued interest to the Change in Control Purchase Date referred to below (except that interest installments due prior to the Change in Control Purchase Date will be payable to the holders of such Debt Securities of record at the close of business on the relevant record dates according to their terms and the provisions of Section 2.07), or (ii) such other price or prices as may be specified in the terms of such Debt Securities; in each case as of the date that is thirty-five (35) Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the holder of the requirements set forth in Section 4.07(c).

  A "Change in Control" shall be deemed to have occurred at such time as any of the following events shall occur:

      (1) any "person" or "group" of persons shall have acquired "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) of shares of Voting Stock representing at least thirty-five percent (35%) of the outstanding Voting Power of the Company, (2) during any period of twenty-five (25) consecutive months, commencing before or after the date of this Indenture, individuals who at the beginning of such twenty-five month period were directors of the Company (together with any replacement or additional directors whose election was recommended by incumbent management of the Company or who were elected by a majority of directors then in office) cease to constitute a majority of the board of directors of the Company, or (3) any person or group of related persons shall acquire all or substantially all of the assets of the Company; provided that a Change in Control shall not be deemed to have occurred pursuant to clause (3) above if the Company shall have merged or consolidated with or transferred all or substantially all of its assets to another corporation in compliance with the provisions of Section
    11.01 and the surviving or successor or transferee corporation is no more leveraged than was the Company immediately prior to such event. For purposes of this definition, the term "leveraged" when used with respect to any corporation shall mean the percentage represented by the total assets of that corporation divided by its stockholders' equity, in each case determined and as would be shown in a consolidated balance sheet of such corporation prepared in accordance with generally accepted accounting principles in the United States of America.

  Notwithstanding the foregoing provisions of this Section 4.07, a Change in Control shall not be deemed to have occurred by virtue of: (i) the Company, any Subsidiary of the Company, any employee stock ownership plan or any other employee benefit plan of the Company or any such Subsidiary, or any person holding Voting Stock for or pursuant to the terms of any such employee benefit plan, acquiring beneficial ownership of shares of Voting Stock, whether representing thirty-five percent (35%) or more of the outstanding Voting Power of the Company or otherwise or (ii) any Person whose ownership of shares of Voting Stock representing thirty-five percent (35%) or more of the outstanding Voting Power of the Company results solely from the Company's calculation from time to time of the relative voting rights of the classes of Voting Stock of the Company.

  (b) Within fifteen (15) Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of Change in Control by first-class mail to the Trustee and to each holder (and to beneficial owners as required by applicable law) of Debt Securities of any Series and shall cause a copy of such notice to be published in a daily newspaper of national circulation. The notice shall state:

    (1) the events causing a Change in Control (specifying such events) and the date of such Change in Control;

    (2) the date by which the Change in Control Purchase Notice pursuant to this
  Section 4.07 must be given;

    (3) the Change in Control Purchase Date;

    (4) the Change in Control Purchase Price;

    (5) the name and address of the Paying Agent for such Series;

    (6) that on the Change in Control Purchase Date each Debt Security of such Series surrendered in accordance with this Section 4.07 and the terms of such Debt Security for payment at the Change in Control Purchase Price will be purchased by the Company at such price and, if applicable, that interest thereon will cease to accrue on and after such date;

    (7) the procedures the holder must follow to exercise rights under this
  Section 4.07, including procedures to be followed by a holder acting as a holder of record on behalf of more than one beneficial owner in exercising rights specified in this Section 4.07 with respect to less than all such beneficial owners; and

    (8) the procedures for withdrawing a Change in Control Purchase Notice.

  (c) A holder of Debt Securities of any Series may exercise its rights specified in Section 4.07(a) by delivering a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent for such Series at its address set forth on the notice sent pursuant to Section 4.07(b)(5) at any time prior to the close of business on the Change in Control Purchase Date with respect to such Change of Control, stating:

    (1) the certificate number or numbers of the Debt Security or Securities which the holder will deliver to be purchased; and

    (2) that such Debt Security or Securities shall be purchased pursuant to the terms and conditions specified herein and in the Company's notice pursuant to
  Section 4.07(b).

  A holder may, but is not required to, use the Form of Change in Control Purchase Notice attached hereto as Exhibit A.

  The delivery of such Debt Security or Securities to such Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of such Paying Agent shall be a condition to the receipt by the holder of the Change in Control Purchase Price therefor, provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 4.07 only if the Debt Security or Securities so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

  The Company shall establish procedures to permit a holder of a Debt Security or Securities acting as a holder of record on behalf of more than one beneficial owner to exercise the rights specified in this Section 4.07 with respect to less than all such beneficial owners.

  Any purchase by the Company contemplated pursuant to the provisions of this
Section 4.07 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Debt Security.

  Notwithstanding anything herein to the contrary, any holder of Debt Securities of a Series delivering to the Paying Agent for such Series the Change in Control Purchase Notice contemplated by this Section 4.07(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to such Paying Agent in accordance with Section 4.08. A holder may, but is not required to, use the Form of Notice of Withdrawal of Change in Control Purchase Notice attached hereto as Exhibit B.

  Section 4.08. Upon receipt by the Company of the Change in Control Purchase Notice specified in Section 4.07(c), the holder of the Debt Security in respect of which such notice was given shall (unless such notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Debt Security. Such price shall be paid to such holder promptly following the later of (x) the Change in Control Purchase Date with respect to such Debt Security (provided the conditions in Section 4.07(c) have been satisfied) and (y) the time of delivery of such Debt Security to the Paying Agent therefor by the holder thereof in the manner required by Section 4.07(c).

  A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal signed by the holder delivered to the office of such Paying Agent at its address set forth on the notice sent pursuant to Section 4.07(b)(5) at any time prior to the close of business on the Change in Control Purchase Date specifying the certificate number or numbers of the Debt Security or Securities in respect of which such notice of withdrawal is being submitted.

  A holder may, but is not required to, use the Form of Notice of Withdrawal of Change in Control Purchase Notice attached hereto as Exhibit B.

  Section 4.09. On or before the Business Day following the Change in Control Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in
Section 4.05) an amount of money sufficient to pay the aggregate Change in Control Purchase Price of all the Debt Securities which are to be purchased as of the Change in Control Purchase Date.

                                 ARTICLE FIVE

     Debt Securityholder Lists and Reports by the Company and the Trustee

  Section 5.01. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee

      (a) semi-annually, not more than 15 days after each Interest Payment Date, a list, for each Series of Debt Securities which bear interest, in such form as the Trustee may reasonably require, of the names and addresses of the holders of such Series of Debt Securities as of such Interest Payment Date,

      (b) semi-annually, not more than 15 days after each August 1 and February 1, a list, for each Series of Debt Securities which do not bear interest, in such form as the Trustee may reasonably require, of the names and addresses of the holders of such Series of Debt Securities as of such August 1 or February 1, as the case may be, and

      (c) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list shall be required to be furnished so long as the Trustee is the Debt Security registrar.

  Section 5.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Debt Securities of any Series contained in the most recent list furnished to it as provided in Section 5.01 and the names and addresses of the holders of Debt Securities of such Series received by the Trustee in its capacity as Debt Security registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so fur-nished.

  (b) The rights of holders of Debt Securities to communicate with other holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

  (c) Every holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debt Securities made pursuant to the Trust Indenture Act.

  Section 5.03. (a) The Trustee shall transmit to holders of Debt Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

  (b) A copy of each such report shall, at the time of such transmission to holders of Debt Securities, be filed by the Trustee with each stock exchange upon which any Debt Securities are listed, with the Securities and Exchange Commission and with the Company. The Company will notify the Trustee when any Debt Securities are listed on any stock exchange.

  Section 5.04. The Company shall file with the Trustee and the Securities and Exchange Commission, and transmit to holders of Debt Securities, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.

                                  ARTICLE SIX

                              Remedies on Default

  Section 6.01. "Event of Default" wherever used herein with respect to Debt Securities of any Series means any one of the following events which shall have occurred and be continuing:

    (a) default in the payment of the principal of (or premium, if any, on) any of the Debt Securities of such Series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

    (b) default in the payment of any installment of interest upon any of the Debt Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

    (c) default in the payment of the Change in Control Purchase Price of any of the Debt Securities of such Series as and when the same shall become due and payable pursuant to Section 4.07; or

    (d) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such Series; or

    (e) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debt Securities of such Series or in this Indenture (other than a covenant or agreement a failure in whose observance or whose performance is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a Series of Debt Securities other than that Series) continued for a period of ninety days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the holders of at least twenty-five per cent in aggregate principal amount of the outstanding Debt Securities of such Series; or

    (f) a court having jurisdiction in the premises shall enter a decree or order (i) for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) adjudging the Company a bankrupt or insolvent or approving a petition seeking reorganization, arrangement or composition in respect of the Company under any applicable bankruptcy, insolvency or other similar law;
  (iii) appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of the Company; or (iv) ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

    (g) the Company shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect to be adjudicated a bankrupt or insolvent; (ii) shall consent to the entry of an order for relief in an involuntary case under any such law; (iii) shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of the property of the Company;

  (iv) shall make any general assignment for the benefit of creditors; (v) shall fail generally to pay its debts as they become due; or (vi) shall take any corporate action in furtherance of any of the foregoing; or

    (h) any other Event of Default provided with respect to Debt Securities of such Series.

If an Event of Default with respect to Debt Securities of any Series at the time outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Debt Securities of such Series shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Debt Securities of such Series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Debt Securityholders), may declare to be due and payable immediately the principal amount (or, if any Debt Securities of that Series are Original Issue Discount Securities, such portion of the principal amount of such Debt Securities as may be specified in the terms thereof) of all the Debt Securities of such Series. Upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debt Securities of such Series to the contrary notwithstanding.

  This Section, however, is subject to the condition that if, at any time after the principal (or, if any of the Debt Securities of that Series are Original Issue Discount Securities, such portion of the principal amount of such securities as may be specified in the terms thereof) of the Debt Securities of any Series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debt Securities of such Series, the principal and premium (if any) of any and all Debt Securities of such Series which shall have become due otherwise than by acceleration (with interest upon such principal, premium (if any) and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate of interest or yield to maturity (in the case of Original Issue Discount Securities) specified on the Debt Securities of such Series, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Trustee except as a result of its negligence or bad faith, and any and all defaults with respect to such Series under this Indenture, other than the non-payment of the principal of Debt Securities of such Series which shall have become due by acceleration, shall have been remedied--then and in every such case the holders of a majority in aggregate principal amount of the Debt Securities of such Series then outstanding, by written notice to the Company and the Trustee, may waive all defaults with respect to such Series and rescind and annul such declaration and its consequences as to such Series; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Debt Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Debt Securityholders shall continue as though no such proceedings had been taken.

  Section 6.02. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Debt Securities of any Series, as and when the same shall become due and payable and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal and premium (if any) of any of the Debt Securities of any Series, as and when the same shall have become due and payable, whether upon maturity or upon redemption or upon declaration or otherwise--then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debt Securities of that Series, the whole amount that then shall have become due and payable on all such Debt Securities for principal, premium (if any) or interest or any of them, as the case may be, with interest upon the overdue principal, premium (if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on such Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

  In case of any judicial proceedings relative to the Company, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceedings or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same; and any receiver, assignee or trustee (or other similar official) is hereby authorized by each of the Debt Securityholders to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Debt Securityholders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

  All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities of any Series, may be enforced by the Trustee without the possession of any of the Debt Securities of such Series, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debt Securities of such Series.

  In case of a default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

  Section 6.03. Any moneys collected by the Trustee pursuant to this Article Six shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Debt Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

    First: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

    Second: In case the principal of the outstanding Debt Securities of any Series in respect of which such moneys have been collected shall not have become due, to the payment of interest on the Debt Securities of such Series, in the order of maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on the Debt Securities of such Series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference.

    Third: In case the principal of the outstanding Debt Securities of any Series in respect of which such monies have been collected shall have become due, by declaration, or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities of such Series for principal, premium (if any) and interest, with interest upon the overdue principal, premium (if any) and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate or the yield to maturity (in the case of Original Issue Discount Securities) specified on the Debt Securities of such Series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of such Series, then to the payment of such principal, premium (if any) and interest, without preference or priority of principal and premium (if any) over interest, or of interest over principal and premium (if any), or of any installment of interest over any other installment of interest, or of any Debt Security of such Series over any other Debt Security of such Series, ratably to the aggregate of such principal and accrued and unpaid interest.

  Section 6.04. Except as set forth in the second paragraph of this Section 6.04, no holder of any Debt Security of any Series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Debt Securities of that Series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for a period of sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06 by the holders of a majority in aggregate principal amount of the Debt Securities of that Series then outstanding; it being understood and intended, and being expressly covenanted by the holder of every Debt Security with every other holder and the Trustee, that no one or more holders of Debt Securities of any Series shall have any right in any manner whatever by virtue or by availing himself of any provision of this Indenture to affect, disturb or prejudice the rights of any other such holder, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debt Securities of such Series. For the protection and enforcement of the provisions of this Section 6.04, each and every Debt Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

  Notwithstanding any other provisions in this Indenture, the right of any holder of any Debt Security to receive payment of the principal of and any premium and interest on such Debt Security on the respective due dates expressed in such Debt Security (or, in the case of redemption, on the date fixed for redemption) or, subject to compliance with Sections 4.07 and 4.08, receive the Change in Control Purchase Price on the date as and when the same shall become due and payable pursuant to Section 4.07, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

  Section 6.05. All powers and remedies given by this Article Six to the Trustee or to the Debt Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Debt Securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debt Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Debt Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debt Securityholders.

  Section 6.06. The holders of a majority in aggregate principal amount of the Debt Securities of any Series at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debt Securities of such Series; provided, however, that, subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee shall be advised by counsel that the action so directed may not lawfully be taken.

  Prior to any declaration that the principal of the Debt Securities of any Series is immediately due and payable, in the case of an Event of Default with respect to Debt Securities of such Series the holders of a majority in aggregate principal amount of the Debt Securities of such Series then outstanding may waive such default or Event of Default as to such Series, and its consequences, except a default in the payment of principal of (including any amount in respect of original issue discount) or any premium or interest on any Debt Securities of such Series. In the case of any such waiver, the Company, the Trustee and the holders of the Debt Securities of that Series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section, said default or Event of Default shall for all purposes of the Debt Securities of that Series and this Indenture be deemed to be cured and to be not continuing.

  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such holders remain holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any holder be cancelled and of no further effect.

  Section 6.07. If a default occurs hereunder with respect to Debt Securities of any Series, the Trustee shall give the holders of Debt Securities of such Series notice of such default as and to the extent provided by the Trust Indenture Act (the terms "default" or "defaults" for the purposes of this Section 6.07 being hereby defined to be any event or events, as the case may be, specified in
Section 6.01, not including periods of grace, if any, provided for therein).

  Section 6.08. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require an undertaking or to make such an assessment in any suit instituted by the Company.

                                 ARTICLE SEVEN

                            Concerning the Trustee

  Section 7.01. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

  Section 7.02. Except as otherwise provided in Section 7.01:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company, as the case may be, by its Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, President or any Vice President and its Treasurer or an Assistant Treasurer or its Comptroller or an Assistant Comptroller or its Secretary or an Assistant Secretary (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereto certified by the Secretary or an Assistant Secretary of the Company;

    (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel;

    (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the holders of Debt Securities, pursuant to the provisions of this Indenture, unless such holders of Debt Securities shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

    (e) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

  Section 7.03. The recitals contained herein and in the Debt Securities (except for the Trustee's certificates of authentication) shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities, provided that the Trustee shall not be relieved of its duty to authenticate Debt Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of any of the Debt Securities or of the proceeds thereof.

  Section 7.04. The Trustee, any Issuing Agent, any Paying Agent or any Debt Security registrar, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not Trustee, Issuing Agent, Paying Agent or Debt Security registrar.

  Section 7.05. Subject to the provisions of Sections 12.03 and 12.04, all moneys received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, its President or a Vice President or its Treasurer or an Assistant Treasurer.

  Section 7.06. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities.

  Section 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

  Section 7.08. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under:

  Marathon Oil Company 9-1/2% Guaranteed Notes due 1994.

  Marathon Oil Company 9-3/4% Guaranteed Notes due 1999.

  Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds, 1977 Series B (United States Steel Corporation Project) dated as of August 1, 1977, 5.70% due August 1, 2007.

  Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds, 1978 Series A (United States Steel Corporation Project) dated as of February 1, 1978, 6% due February 1, 2008.

  Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds, 1978 Series B (United States Steel Corporation Project) dated as of July 1, 1978, 6-7/8% due July 1, 2008.

  Bucks County Industrial Development Authority Environmental Improvement Revenue Bonds, 1978 Series A (United States Steel Corporation Project) dated as of December 1, 1978, 6.60%, due December 1, 2008.

  County of Fremont Environmental Improvement Revenue Bonds, 1979 Series A (United States Steel Corporation Project) dated as of January 1, 1979, 6-7/8%, due January 1, 2009.

  Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds, 1979 Series A (United States Steel Corporation Project) dated as of March 1, 1979, 6-3/4%, due March 1, 2004.

  Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds, 1979 Series B (United States Steel Corporation Project) dated as of May 1, 1979, 6-3/4%, due May 1, 2009.

  Allegheny County Industrial Development Authority Environmental Improvement Revenue Bonds, 1979 Series C (United States Steel Corporation Project) dated as of October 1, 1979, 7%, due October 1, 2009.

  Bucks County Industrial Development Authority (Pennsylvania) Floating Rate Environmental Improvement Revenue Bonds, 1980 Series A (United States Steel Corporation Project) dated as of June 1, 1980, due June 1, 2010.

  Utah County, Utah, Floating Rate Environmental Improvement Revenue Bonds, 1980 Series A (United States Steel Corporation Project) dated as of June 1, 1980, due June 1, 2010.

  Ohio Air Quality Development Authority Environmental, State of Ohio Floating Rate Environmental Improvement Revenue Bonds, 1980 Series A (United States Steel Corporation Project) dated as of September 1, 1980, due September 1, 2010.

  Ohio Air Quality Development Authority, State of Ohio Floating Rate Environmental Improvement Revenue Bonds, 1980 Series B (United States Steel Corporation Project) dated as of December 1, 1980, due December 1, 2010.

  The Industrial Development Board of The City of Fairfield (Alabama) Floating Rate Environmental Improvement Revenue Bonds, 1980 Series B (United States Steel Corporation Project) dated as of December 1, 1980, due December 1, 2010.

  Utah County, Utah, Floating Rate Environmental Improvement Revenue Bonds, 1980 Series B (United States Steel Corporation Project) dated as of De-cember 1, 1980, due December 1, 2010.

  State of Ohio Variable Rate Demand Environmental Improvement Revenue Bonds, Series 1984 (United States Steel Corporation Project) dated as of December 1, 1984, due December 1, 2001.

  Allegheny County Industrial Development Authority Customized Purchase Environmental Improvement Revenue Refunding Bonds, Series 1985 (United States Steel Corporation Project) dated as of October 1, 1985, due October 1, 2012.

  Allegheny County Industrial Development Authority Customized Purchase Environmental Improvement Revenue Refunding Bonds, Series 1986 (United States Steel Corporation Project) dated as of May 1, 1986, due May 1, 2002.

  Ohio Water Development Authority State of Ohio Customized Purchase Environmental Improvement Revenue Refunding Bonds (United States Steel Corporation Project) Series 1986, dated as of May 1, 1986, due May 1, 2011.

  The following securities were issued under an Indenture between the Company and the Trustee dated July 1, 1991:



   $150,000,000  -  USX Corporation Medium Term Notes
   $150,000,000  -  USX Corporation 8-7/8% Notes due September 15, 1997
   $250,000,000  -  USX Corporation 9.80% Notes due July 1, 2001
   $150,000,000  -  USX Corporation 9-5/8% Notes due August 15, 2003
   $200,000,000  -  USX Corporation 9-3/8% Debentures due February 15, 2012
   $300,000,000  -  USX Corporation 9-1/8% Notes due January 15, 2013
   $150,000,000  -  USX Corporation 9-3/8% Debentures due May 15, 2022
   $150,000,000  -  USX Corporation 8.50% Notes due March 1, 2023


  Marathon Oil Company Monthly Interest Guaranteed Notes Due 2002, 9-3/4% to March 1, 1994 and % Thereafter, to be issued under a Trust Indenture among Marathon Oil Company, issuer, USX Corporation, guarantor and PNC Bank, National Association, to be dated as of June 1, 1993.

  Section 7.09. The Trustee hereunder shall at all times be a Person that is eligible pursuant to the Trust Indenture Act as such and has at all times a combined capital and surplus of not less than ten million dollars. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09, the combined capital and surplus of such Person at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

  Section 7.10. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to the Debt Securities of one or more Series by giving written notice of resignation to the Company and by mailing notice of resignation to the holders of Debt Securities of such Series, at their last addresses as they shall appear upon the Debt Security register. Upon receiving such notice of resignation and evidence satisfactory to it of such mailing, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any holder of Debt Securities of such Series who has been a bona fide holder of such Debt Securities for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

  (b) In case at any time any of the following shall occur--

    (1) the Trustee shall fail to comply with the provisions of Section 7.08 after written request therefor by the Company or by any holder of a Debt Security who has been a bona fide holder of a Debt Security for at least six months, or

    (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any holder of a Debt Security, or

    (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee with respect to all Debt Securities, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 6.08, any holder of a Debt Security who has been a bona fide holder of a Debt Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

  (c) The holders of a majority in aggregate principal amount of the Debt Securities of a Series at the time outstanding may at any time remove the Trustee with respect to such Series and nominate a successor trustee with respect to such Series by written notice of such action to the Company and the successor trustee which shall be deemed appointed as successor trustee with respect to the Debt Securities of such Series, unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any holder of a Debt Security of such Series, upon the terms and conditions and otherwise as in Section 7.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such Series of Debt Securities.

  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 7.11.

  Section 7.11. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company, and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but nevertheless, on the written request of the Company, or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

  No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of
Section 7.09.

  Upon acceptance of appointment by a successor trustee with respect to the Debt Securities of any Series as provided in this Section 7.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Debt Securities of such Series, at their last addresses as they shall appear upon the Debt Security register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

  Section 7.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Debt Securities in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

  Section 7.13. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

  Section 7.14. There may be an Issuing Agent or Issuing Agents appointed by the Trustee and the Company from time to time with power to act on its behalf and subject to the Trustee's direction in the authentication and delivery of Debt Securities of one or more Series issued upon original issue and upon exchange, registration of transfer or redemption thereof as fully to all intents and purposes as though such Issuing Agent (or Issuing Agents) had been expressly authorized to authenticate and deliver Debt Securities of such Series, and Debt Securities of such Series so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Indenture the authentication and delivery of Debt Securities of a Series by any Issuing Agent with respect to such Series pursuant to this Section 7.14 shall be deemed to be the authentication and delivery of such Debt Securities "by the Trustee", and whenever this Indenture provides that "the Trustee shall authenticate and deliver" Debt Securities or that Debt Securities "shall have been authenticated and delivered by the Trustee", such authentication and delivery of Debt Securities of any Series by any Issuing Agent with respect to such Series shall be deemed to be authentication and delivery by the Trustee. Any such Issuing Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or the District of Columbia, with a combined capital and surplus of at least ten million dollars and authorized under such laws to act as an issuing or authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of its condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section
7.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Issuing Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, or to be duly registered if and to the extent required by applicable law and regulations, it shall resign immediately in the manner and with the effect herein specified in this Section 7.14.

  Any corporation into which any Issuing Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Issuing Agent shall be a party, or any corporation succeeding to the authenticating agency business of any Issuing Agent, shall be the successor of such Issuing Agent hereunder, if such successor corporation is otherwise eligible under this Section 7.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Issuing Agent or such successor corporation.

  In case at the time such successor to any Issuing Agent with respect to any Series shall succeed to such Issuing Agent, any of the Debt Securities of such Series shall have been authenticated but not delivered, any such successor to such Issuing Agent may adopt the certificate of authentication of any predecessor Issuing Agent and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities of such Series shall not have been authenticated, any successor to any Issuing Agent may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of successor Issuing Agent; and in all such cases such certificate shall have the full force which it is anywhere in the Debt Securities of such Series or in this Indenture provided that the certificate of the predecessor Issuing Agent shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Issuing Agent or to authenticate Debt Securities in the name of any predecessor Issuing Agent shall apply only to its successor or successors by merger, conversion or consolidation.

  Any Issuing Agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any Issuing Agent by giving written notice of termination to such Issuing Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Issuing Agent shall cease to be eligible under this Section 7.14, the Trustee may, and shall, upon request of the Company, promptly use its best efforts to appoint a successor Issuing Agent.

  Upon the appointment, at any time after the original issuance of any of the Debt Securities of a Series, of any successor, additional or new Issuing Agent with respect to such Series the Trustee shall give written notice of such appointment to the Company and shall at the expense of the Company mail notice of such appointment to all holders of Debt Securities of such Series as the names and addresses of such holders appear on the Debt Security register.

  Any successor Issuing Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as though originally named as an Issuing Agent herein. No successor Issuing Agent shall be appointed unless eligible under the provisions of this Section 7.14 and duly registered if and to the extent required under applicable law and regulations.

  Any Issuing Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee that: it will perform and carry out the duties of an Issuing Agent as herein set forth; it will keep and maintain and furnish to the Trustee from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Issuing Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; it is eligible for appointment as Issuing Agent under this Section 7.14 and will notify the Trustee promptly if it shall cease to be so qualified; and it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of acts or failures to act of the Issuing Agent but it shall have no liability for any action taken by it at the specific written direction of the Trustee.

  The Company agrees to pay to each Issuing Agent from time to time reasonable compensation and expenses for its services, and the Trustee shall have no liability for such payments.

  The provisions of Sections 7.02(a), (b), (c) and (e), 7.03, 7.04, 7.06 (insofar as it pertains to indemnification), 8.01, 8.02, and 8.03 shall bind and inure to the benefit of each Issuing Agent to the same extent that they bind and inure to the benefit of the Trustee.

                                 ARTICLE EIGHT

                   Concerning the Holders of Debt Securities

  Section 8.01. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debt Securities of any Series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such holders in person or by agent or proxy appointed in writing, or (b) by the record of such holders voting in favor thereof at any meeting of such holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such holders.

  Section 8.02. Subject to the provisions of Sections 7.01, 7.02, and 9.05, proof of the execution of any instrument by a holder of Debt Securities or his agent or proxy and proof of the holding by any person of any of the Debt Securities shall be sufficient if made in the following manner:

    (a) The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction within the United States of America authorized to take acknowledgments of deeds to be recorded in such jurisdiction that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. If such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority.

    (b) The fact and date of the execution of any such instrument may also be proved in any other manner which the Trustee may deem sufficient.

    (c) The ownership of Debt Securities shall be proved by the registers of such Debt Securities or by a certificate of the registrar thereof.

  The Trustee may require such additional proof of any matter referred to in this Section 8.02 as it shall deem necessary.

  The record of any Debt Securityholders' meeting shall be proved in the manner provided in Section 9.06.

  Section 8.03. Prior to the due presentment of a Debt Security for registration of transfer, the Company, the Trustee, any Issuing Agent, any Paying Agent and any Debt Security registrar may deem and treat the person in whose name any Debt Security shall be registered upon the books of the Company as the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Debt Security, and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Debt Security registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder for the time being, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable on any such Debt Security.

  Section 8.04. In determining whether the holders of the requisite aggregate principal amount of Debt Securities have concurred in any direction, consent or waiver under this Indenture, Debt Securities which are owned by the Company, or any other obligor on the Debt Securities, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, or any other obligor on the Debt Securities, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debt Securities which the Trustee knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the Company, any other obligor on the Debt Securities, or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

  Section 8.05. At any time prior to the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action, any holder of a Debt Security which is shown by the evidence to be included in the Debt Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its corporate trust office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the holder of any Debt Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Debt Security and of any Debt Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security. Any action taken by the holders of the percentage in aggregate principal amount of the Debt Securities of a Series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Debt Securities of such Series.

  Section 8.06. The Trustee or the Company, as the case may be, may deem and treat any Person appointed as proxy by an instrument in writing executed by a registered holder of one or more Debt Securities as the holder of such Debt Securities for the purposes set forth in such instrument. The signatures on all such instruments shall be proven in the manner specified in Section 8.02 or by having the signature of the person executing the proxy guaranteed by an "eligible guarantor institution" (as that term is defined in Rule 17AD-15 promulgated under the Securities Exchange Act of 1934, as amended) which is a participant in the Securities Transfer Agents Medallion Program.

                                 ARTICLE NINE

                    Meetings of Holders of Debt Securities

  Section 9.01. A meeting of holders of Debt Securities of any Series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

    (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by holders of Debt Securities of such Series pursuant to any of the provi-sions of Article Six;

    (2) to remove the Trustee and appoint a successor trustee with respect to such Series pursuant to the provisions of Article Seven;

    (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

    (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debt Securities of such Series under any other provision of this Indenture or under applicable law.

  Section 9.02. The Trustee may at any time call a meeting of holders of any Series of Debt Securities to take any action specified in Section 9.01, to be held at such time and at such place in the City of Pittsburgh, Commonwealth of Pennsylvania, or in the Borough of Manhattan, The City of New York, State of New York, as the Trustee shall determine. Notice of every meeting of Debt Securityholders of any Series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to the holders of Debt Securities of such Series, at their last addresses as they shall appear upon the Debt Security register.

  Section 9.03. In case at any time the Company or the holders of at least ten per cent in aggregate principal amount of the Debt Securities of any Series then outstanding, shall have requested the Trustee to call a meeting of Debt Securityholders of such Series to take any action authorized in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within thirty days after receipt of such request, then the Company, or the holders of the Debt Securities of such Series in the amount above specified, may determine the time and the place in said City of Pittsburgh or said Borough of Manhattan for such meeting and may call such meeting by mailing notice thereof as provided in Section 9.02.

  Section 9.04. To be entitled to vote at any meeting of holders of Debt Securities of a Series a Person shall (a) be a registered holder of one or more Debt Securities of such Series; or (b) be a person appointed as proxy by an instrument in writing executed by a registered holder of one or more such Debt Securities in the manner set forth in Section 8.06. The only persons who shall be entitled to be present or to speak at any meeting of Debt Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

  Section 9.05. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debt Securityholders, in regard to the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. The holding of Debt Securities shall be proved in the manner specified in Section 8.02 and, except as otherwise permitted or required by any such regulations, the appointment of any proxy shall be proved in the manner specified in said Section
8.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or New York Stock Exchange member firm satisfactory to the Trustee.

  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debt Securityholders as provided in Section 9.03, in which case the Company, or the Debt Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debt Securities represented at the meeting and entitled to vote.

  Subject to the provisions of Section 8.04, at any meeting of holders of Debt Securities of a Series each holder of Debt Securities of such Series or proxy shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount shall be deemed to be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01, rounded to the nearest $1,000, with $500 being rounded upwards) of Debt Securities of such Series held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Debt Securityholder or proxy. Any meeting of Debt Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

  At any meeting of Debt Securityholders of a Series, the presence of persons holding or representing Debt Securities of such Series in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but if less than a quorum be present, the persons holding or representing a majority in aggregate principal amount of the Debt Securities of such Series represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

  Section 9.06. The vote upon any resolution submitted to any meeting of holders of Debt Securities of a Series shall be by written ballot on which shall be subscribed the signatures of the Debt Securityholders of such Series or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Debt Securities of such Series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debt Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

  Section 9.07. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debt Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the holders of Debt Securities of any Series under any of the provisions of this Indenture or of the Debt Securities of such Series.

                                  ARTICLE TEN

               Modification of Indenture; Supplemental Indenture

  Section 10.01. The Company, when authorized by its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the re-quirements of the Trust Indenture Act) or modify this Indenture or such supplemental indenture or indentures in regard to matters as shall not adversely affect the interests of the holders of the Debt Securities, including, without limitation, the following:

    (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven;

    (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the benefit or protection of the holders of any or all Series of Debt Securities (and if such covenants are to be for the benefit of less than all Series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Company;

    (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the holders of the Debt Securities then outstanding;

    (d) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more Series of Debt Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Debt Security of any Series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the holder of any such Debt Security with respect to such provision or (ii) shall become effective only when there is no such Debt Security outstanding;

    (e) to evidence the appointment and acceptance of appointment of a successor trustee with respect to one or more Series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to Section 7.11;

    (f) to set forth the form and any terms of any Series of Debt Securities which the Company and the Trustee deem necessary or desirable to include in a supplemental indenture; and

    (g) to add to or change any of the provisions of this Indenture to such extent as shall be necessary or desirable to permit or facilitate the issuance of Debt Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons.

  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

  Any supplemental indenture and any modifications to this Indenture or any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 10.02.

  Section 10.02. With the consent (evidenced as provided in Section 8.01) of the holders of not less than 66-2/3% in aggregate principal amount of each Series of Debt Securities affected thereby at the time outstanding, the Company, when authorized by its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the requirements of the Trust Indenture Act) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities of such Series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any outstanding Debt Securities, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any premium or interest thereon, or make the principal thereof or any premium or interest thereon payable in any coin or currency other than that hereinbefore provided, without the consent of the holder of each Debt Security affected thereby, or
(ii) reduce the aforesaid percentage of Debt Securities of any Series, the consent of the holders of which is required for any such modification or supplemental indenture, without the consent of the holders of all Debt Securities affected thereby then outstanding.

  Upon the request of the Company, accompanied by a copy of an authorizing resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debt Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

  It shall not be necessary for the consent of the Debt Securityholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 10.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the holders of Debt Securities affected thereby, at their last addresses as they shall appear upon the Debt Security register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of such supplemental indenture.

  Section 10.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

  The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Ten.

  Section 10.04. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Debt Securities so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, and such Debt Securities shall be authenticated by the Trustee and delivered in exchange for the Debt Securities then outstanding.

                                ARTICLE ELEVEN

                   Consolidation, Merger, Sale or Conveyance

  Section 11.01. The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, provided that (i) the Company shall be the continuing corporation or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such corporation shall expressly assume the due and punctual payment of the principal of and any premium and interest on all the Debt Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing. For purposes of this Section 11.01, "substantially all of its assets" shall mean, at any date, a portion of the non-current assets reflected in the Company's consolidated balance sheet as of the end of the most recent quarterly period that represents at least sixty-six and two-thirds percent (66-2/3%) of the total reported value of such assets.

  Section 11.02. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation of the obligations under this Indenture and the Debt Securities in accordance with Section 11.01, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto, and the Company shall thereupon be relieved of any further obligations or liabilities hereunder and upon the Debt Securities and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the predecessor corporation, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this

Indenture prescribed, the Trustee shall authenticate and shall deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debt Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

  In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debt Securities thereafter to be issued as may be appropriate.

  Section 11.03. If, upon any such consolidation, merger, sale or conveyance, or upon any acquisition by the Company, by purchase or otherwise of all or any part of the property of any other corporation, any property of the Company, owned immediately prior thereto would thereupon become subject to any mortgage, lien, pledge, charge or encumbrance, the Company, prior to such consolidation, merger, sale, conveyance or acquisition, will secure the Debt Securities (equally and ratably with any other indebtedness of the Company then entitled thereto) by a lien on all such property of the Company, prior to all liens, charges and encumbrances other than any theretofore existing thereon.

  Section 11.04. The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eleven.

                                ARTICLE TWELVE

           Satisfaction and Discharge of Indenture; Unclaimed Moneys

  Section 12.01. If at any time the Company shall give written notice to the Trustee that it desires this Indenture to be satisfied and discharged with respect to any (or all) Series of Debt Securities and (a) the Company shall have delivered to the Trustee for cancellation all Debt Securities of such Series theretofore authenticated (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) and not theretofore cancelled; or (b) all such Debt Securities of such Series not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption and the Company shall deposit or cause to be deposited with the Trustee or one or more Paying Agents as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Debt Securities not theretofore cancelled or delivered to the Trustee for cancellation, including principal, premium (if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to such Series, and the Trustee, on demand of and at the cost and expense of the Company and subject to Section 14.04, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such Series. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debt Securities.


  Section 12.02. (a) The Company may elect, at its option by resolution of the Board of Directors at any time, to have either Section 12.02(b) or 12.02(c) applied to the outstanding Debt Securities of any Series designated pursuant to
Section 2.02 as being defeasible pursuant to this Section 12.02 (hereinafter called a "Defeasible Series"), upon compliance with the conditions set forth below in this Section 12.02.

  (b) Upon the Company's exercise of the option provided in Section 12.02(a) to have this Section 12.02(b) applied to the outstanding Debt Securities of any Defeasible Series, the Company shall be deemed to have been discharged from its obligations with respect to the outstanding Debt Securities of such Series as provided in this Section on and after the date the conditions set forth in
Section 12.02(d) are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Debt Securities of such Series and to have satisfied all its other obligations under the Debt Securities of such Series and this Indenture insofar as the Debt Securities of such Series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of holders of Debt Securities of such Series to receive, solely from the trust fund described in Section 12.02(d) and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Debt Securities of such Series when payments are due, (2) the Company's obligations with respect to the Debt Securities of such

Series under Sections 2.08, 2.09, 2.11, 4.02 and 4.05, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Section
12.02. Subject to compliance with this Section 12.02, the Company may exercise its option provided in Section 12.02(a) to have this Section 12.02(b) applied to the outstanding Debt Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 12.02(a) to have Section 12.02(c) applied to the outstanding Debt Securities of such Series.

  (c) Upon the Company's exercise of the option provided in Section 12.02(a) to have this Section 12.02(c) applied to the outstanding Debt Securities of any Defeasible Series, (1) the Company shall be released from its obligations under Sections 4.03, 4.04, 4.07, 4.09, 11.01 and 11.03 and (2) the occurrence of any event specified in Sections 6.01(d), 6.01(e) (with respect to any of Sections 4.03, 4.04, 4.07, 4.09, 11.01 and 11.03) and 6.01(h) shall be deemed not to be or result in an Event of Default, in each case with respect to the outstanding Debt Securities of such Series as provided in this Subsection on and after the date the conditions set forth in Section 12.02(d) are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 6.01(e)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Debt Securities of such Series shall be unaffected thereby.

  (d) The following shall be the conditions to application of either Section 12.02(b) or Section 12.02(c) to the outstanding Debt Securities of any Defeasible Series:

      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 7.09 and agrees to comply with the provisions of this Section 12.02 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of outstanding Debt Securities of such Series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such Series on the respective due dates in accordance with the terms of this Indenture and the Debt Securities of such Series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or
    (ii), is not callable or redeemable at the option of the issuer thereof, and
    (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

      (2) In the case of an election under Section 12.02(c), the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the holders of the outstanding Debt Securities of such Series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such Series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

      (3) In the case of an election under Section 12.02 (c) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of the outstanding Debt Securities of such Series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Debt Securities of such Series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

      (4) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 6.01(f) and (g), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

      (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act.

      (6) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

      (7) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

      (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

  (e) Subject to the provisions of Section 12.05, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 12.02(e) and Section 12.02(f), the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 12.02(d) in respect of the Debt Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Debt Securities of such Series and this Indenture, to the payment, either directly or through any such

Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the holders of Debt Securities of such Series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.02(d) or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the holders of outstanding Debt Securities.

  Anything in this Section 12.02 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon request by the Company any money or U.S. Government Obligations held by it as provided in
Section 12.02(d) with respect to Debt Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Debt Securities of such Series.

  (f) If the Trustee or the Paying Agent is unable to apply any money in accordance with this Section 12.02 with respect to the Debt Securities of any Series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Debt Securities of such Series shall be revived and reinstated as though no deposit had occurred pursuant to this Section 12.02 with respect to Debt Securities of such Series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.02(d) with respect to Debt Securities of such Series in accordance with this Section 12.02; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Debt Security of such Series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of Debt Securities of such Series to receive such payment from the money so held in trust.

  Section 12.03. All moneys deposited with the Trustee pursuant to Sections
12.01 and 12.02 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the holders of the particular Debt Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and in-terest.

  Section 12.04. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

  Section 12.05. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or premium or interest on any Debt Security and not applied but remaining unclaimed for one year after the date upon which such principal, premium or interest shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand and the holder of such Debt Security shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper in the Borough of Manhattan, The City of New York, State of New York, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company. It shall not be necessary for more than one such publication to be made in the same newspaper.

                               ARTICLE THIRTEEN

        Immunity of Incorporators, Stockholders, Officers and Directors

  Section 13.01. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any indenture supplemental hereto, or in any Debt Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Debt Securities by the holders thereof and as part of the consideration for the issue of the Debt Securities.

                               ARTICLE FOURTEEN

                           Miscellaneous Provisions

  Section 14.01. Nothing in this Indenture or in the Debt Securities of any Series, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Debt Securities of any Series, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all its covenants and provisions being for the sole benefit of the parties hereto and the holders of such Debt Securities of any Series.

  Section 14.02. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind their respective successors and assigns, whether so expressed or not.

  Section 14.03. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debt Securities of any Series to or on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee), as follows: The Treasurer, USX Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219-4776. Any notice, direction, request, or demand by any Debt Securityholder to or upon the Trustee, shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee. Any notice required or permitted to be mailed to Debt Securityholders of any Series shall be given by first class mail, postage prepaid. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Debt Securityholder receives such notice.

  Section 14.04. Except as otherwise expressly provided by this Indenture upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

  Section 14.05. The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Debt Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Debt Securities. If not set by the Company prior to the first solicitation of a Holder of Debt Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders of Debt Securities on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

  Section 14.06. In any case where the date of payment of principal, premium (if any) or interest of the Debt Securities or the date fixed for redemption of any Debt Security shall be in the City of Pittsburgh or The City of New York a Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then such payment need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and no interest shall accrue for the period after such date.

  Section 14.07. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

  Section 14.08. This Indenture and each Debt Security shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State.

  Section 14.09. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

  Section 14.10. In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  PNC Bank, National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

  In Witness Whereof, USX Corporation has caused this Indenture to be signed and acknowledged by its Chairman or one of its Vice Chairmen of the Board of Directors or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and PNC Bank, National Association has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by an Authorized Officer, all as of the day and year first above written.

                                       USX Corporation
[seal]
                                                 /s/ ROBERT M. HERNANDEZ
                                       By.....................................
                                                 Executive Vice President
                                                  Accounting and Finance
                                                & Chief Financial Officer

Attest:

           /s/ R. E. HILTON
 .......................................
          Assistant Secretary

                                       PNC Bank, National Association
[seal]
                                                    /s/ F. J. DERAMO
                                       By.....................................
                                                     Vice President

Attest:

          /s/ AMY R. HOWCROFT
 .......................................
       Assistant Vice President

Commonwealth of Pennsylvania
County of Allegheny                ss:

  On the 7th day of June 1993 before me personally came Robert M. Hernandez, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President-Accounting and Finance & Chief Financial Officer of USX Corporation, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                                     /s/ DIANE E. GOLSAN
                                                        ------------------------
                                                        Notary Public

                                                        NOTARIAL SEAL
                                              DIANE E. GOLSAN, Notary Public
                                             Pittsburgh, Allegheny County, PA
                                            My Commission Expires March 7, 1994



Commonwealth of Pennsylvania
County of Allegheny                ss:

  On the 7th day of June 1993 before me personally came F. J. Deramo, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of PNC Bank, National Association, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                               /s/ MARK C. BAKER
                                                 -------------------------
                                                 Notary Public


                                                 NOTARIAL SEAL
                                          MARK C. BAKER, Notary Public
                                          Pittsburgh, Allegheny County
                                       My Commission Expires July 13, 1996
                                   Member, Pennsylvania Association of Notaries